INVESTOR PRESENTATION — MAY 2022 NASDAQ: FCFS FORT WORTH, TEXAS USA 1 — FIRSTCASH HOLDINGS INC. EXHIBIT 99.1

— FIRSTCASH HOLDINGS, INC. 2 THIS QUARTERLY PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD- LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, RISKS ASSOCIATED WITH THE PUTATIVE SHAREHOLDER SECURITIES CLASS ACTION LAWSUIT FILED AGAINST THE COMPANY, THE CONSUMER FINANCIAL PROTECTION BUREAU (THE “CFPB”) LAWSUIT FILED AGAINST THE COMPANY, THE CALIFORNIA PRIVATE LAWSUITS FILED AGAINST THE COMPANY IN WHICH THE PLAINTIFFS ARE SEEKING CLASS CERTIFICATION, AND SUBPOENAS SEEKING INFORMATION FROM THE COMPANY RECEIVED FROM STATE REGULATORS FROM TIME TO TIME, INCLUDING THE INCURRENCE OF MEANINGFUL EXPENSES, REPUTATIONAL DAMAGE, MONETARY DAMAGES AND OTHER PENALTIES; RISKS RELATING TO THE AMERICAN FIRST FINANCE (“AFF”) TRANSACTION, INCLUDING THE FAILURE OF THE TRANSACTION TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY, THE INCURRENCE OF UNEXPECTED FUTURE COSTS, LIABILITIES OR OBLIGATIONS AS A RESULT OF THE TRANSACTION, THE EFFECT OF THE TRANSACTION ON THE ABILITY OF THE COMPANY TO RETAIN AND HIRE PERSONNEL AND MAINTAIN RELATIONSHIPS WITH RETAIL PARTNERS, CONSUMERS AND OTHERS WITH WHOM THE COMPANY AND AFF DO BUSINESS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY INTEGRATE AFF’S OPERATIONS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY IMPLEMENT ITS PLANS, FORECASTS AND OTHER EXPECTATIONS WITH RESPECT TO AFF’S BUSINESS; RISKS RELATED TO THE COVID-19 PANDEMIC, INCLUDING RISKS AND UNCERTAINTIES RELATED TO THE CURRENT UNKNOWN DURATION AND SEVERITY OF THE COVID-19 PANDEMIC, THE GOVERNMENTAL RESPONSES THAT HAVE BEEN, AND MAY IN THE FUTURE BE, IMPOSED IN RESPONSE TO THE PANDEMIC; POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN AND RETAIL FINANCE PRODUCTS; LABOR SHORTAGES AND INCREASED LABOR COSTS; INFLATION; A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING; CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO; AND THOSE OTHER RISKS DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW. Cautionary Statement Regarding Forward-Looking Statements

 U.S. PAWN SEGMENT  OPERATIONS IN 25 STATES AND THE DISTRICT OF COLUMBIA  LATIN AMERICA PAWN SEGMENT  OPERATIONS IN MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR  PAWN OPERATIONS REPRESENT APPROXIMATELY 80% OF SEGMENT EARNINGS Pawn Operations Segment Income 80% 20% PAWN RETAIL POS PAYMENT SOLUTIONS 3 WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE U.S. AND LATIN AMERICA, AND WITH THE ACQUISITION OF AMERICAN FIRST FINANCE, ARE A LEADING PROVIDER OF RETAIL POINT-OF-SALE (“POS”) PAYMENT SOLUTIONS FOCUSED ON SERVING CREDIT-CONSTRAINED CONSUMERS  RETAIL POS PAYMENT SOLUTIONS SEGMENT  AVAILABLE IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO  FOCUS ON LEASE-TO-OWN (“LTO”) PRODUCTS AND OTHER RETAIL FINANCING PAYMENT OPTIONS Retail POS Payment Solutions RENO, NEVADA USA ADJUSTED SEGMENT INCOME: 2022 FORECAST — FIRSTCASH HOLDINGS, INC.

— FIRSTCASH HOLDINGS, INC.

FirstCash's Journey


FIRST CASH


OPEN
848
GET MORE RHYTHM
WE BUY GOLD


FIRST CASH PAWN
NOW OPEN


A Better
YES!

FIRST CASH 1988 – 2016

FOUNDED IN 1988 AND DEBUTED ON NASDAQ IN 1992

- ✓ BEGAN IN FORT WORTH TEXAS
- ✓ EXPANDED SCALE AND GEOGRAPHIC FOOTPRINT TO BETTER SERVE CUSTOMERS
- ✓ FIRST LARGE U.S. PAWN COMPANY TO ENTER NEW HIGH-GROWTH LATAM MARKETS

CashAmerica 2016 – 2021

MERGER OF FIRST CASH AND CASH AMERICA TO CREATE THE LARGEST OPERATOR OF RETAIL PAWN STORES IN THE U.S. AND LATAM

- ✓ MERGER ADDED OVER 800 U.S. LOCATIONS
- ✓ SINCE MERGER, ADDED OVER 1,000 ADDITIONAL STORES ACROSS FOUR COUNTRIES, INCLUDING FIRST STORES IN COLOMBIA

FirstCash TODAY

LEADING INTERNATIONAL PAWN STORE OPERATOR WITH STRONG TRACK RECORD OF GROWTH PERFORMANCE

- ✓ OPERATES OVER 2,800 BRICK AND MORTAR RETAIL STORES ACROSS THE U.S. AND LATAM
- ✓ SUCCESSFULLY EXECUTED MORE THAN 70 ACQUISITIONS OF OVER 1,900 PAWN STORES OVER THE LAST 10 YEARS

American First Finance LOOKING AHEAD

ACQUIRED AMERICAN FIRST FINANCE TO ENTER LARGE AND GROWING POS PAYMENTS MARKET

- ✓ DIVERSIFIES EXPERTISE BEYOND PAWN RETAIL WITH POS PAYMENT PRODUCTS
- ✓ APPROXIMATELY 6,900 ACTIVE MERCHANT PARTNER STORES AND E-COMMERCE PLATFORMS
- ✓ CONTINUED GROWTH OF CORE PAWN BUSINESS WITH EXPANDED OFFERINGS

4
FirstCash

PAWN OPERATIONS NASDAQ: FCFS 5 — FIRSTCASH HOLDINGS, INC.

— FIRSTCASH HOLDINGS, INC. What Are Pawn Stores? PAWN STORES ARE NEIGHBORHOOD-BASED RETAIL LOCATIONS THAT BUY AND SELL PRE- OWNED CONSUMER PRODUCTS SUCH AS JEWELRY, ELECTRONICS, TOOLS, APPLIANCES, SPORTING GOODS AND MUSICAL INSTRUMENTS PAWN STORES ALSO PROVIDE A QUICK AND CONVENIENT SOURCE OF SMALL, SECURED CONSUMER LOANS TO UNBANKED, UNDER-BANKED AND CREDIT-CONSTRAINED CUSTOMERS PAWN LOANS ARE SAFE AND AFFORDABLE NON-RECOURSE LOANS FOR WHICH THE CUSTOMER HAS NO LEGAL OBLIGATION TO REPAY PAWNSHOP CUSTOMERS ARE TYPICALLY VALUE-CONSCIOUS CONSUMERS WHO ARE NOT EFFECTIVELY OR EFFICIENTLY SERVED BY TRADITIONAL LENDERS SUCH AS BANKS, CREDIT UNIONS, CREDIT CARD PROVIDERS OR OTHER SMALL LOAN PROVIDERS 6

— FIRSTCASH HOLDINGS, INC. 7 Pawn Overview $79 $226 $0 $50 $100 $150 $200 $250 LATAM U.S.  TYPICALLY 30-TO-60-DAY TERM  AVERAGE LOAN SIZE: As of 03/31/2022 Pawn Loans are Small and Affordable with a Short Duration  NON-RECOURSE LOANS FULLY COLLATERALIZED WITH PERSONAL PROPERTY  COLLATERAL HELD IN SECURE BACKROOM OF STORE  RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS R SETAIL ALES TYPICAL MARGIN: 35% - 45% P S FAWN ERVICE EES MONTHLY YIELD: 12% - 13% CUSTOMER DOES NOT REPAY LOAN OR FEE CUSTOMER REPAYS LOAN & PAWN SERVICE FEE ~25% - 30% ~70% - 75% CUSTOMER ENTERS STORE WITH PERSONAL ASSET ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) Typical Pawn Transaction Cycle Total transaction time less than 15 minutes Pawn Loans

8 Pawn Business Has Historically Performed Well Across Most Economic Cycles PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND NOT SUBJECT TO CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN DURING THE FINANCIAL CRISIS, LEGACY FIRST CASH STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012. LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD INFLATIONARY PRESSURES SUCH AS HIGHER GASOLINE AND FOOD PRICES HAVE HISTORICALLY DRIVEN INCREASED PAWN DEMAND AS WELL $547 $605 $647 $709 $773 $817 $806 $772 $733 $706 $733 $765 $786 $715 $676 $695 $0 $250 $500 $750 $1,000 $1,250 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 T12 Q1 2022 RETAIL GP PAWN FEES$ IN THOUSANDS $3.3 $3.9 $4.3 $4.8 $4.9 $5.2 $5.3 $5.1 $5.1 $5.4 $5.9 $5.9 $6.0 $5.0 $5.3 $5.4 $0.0 $2.5 $5.0 $7.5 $10.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 T12 Q1 2022 PESO $ IN MILLIONS FINANCIAL CRISIS COVID U.S. Legacy1 Core Gross Profit — Avg Annual Per Store LatAm Legacy1 Core Gross Profit — Avg Annual Per Store — FIRSTCASH HOLDINGS, INC. 1 Core pawn GP from legacy U.S. and LatAm First Cash stores in operation since 2007 FINANCIAL CRISIS COVID

— FIRSTCASH HOLDINGS, INC. 9 JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER PAWN COLLATERAL INVENTORY U.S. PAWN PAWN COLLATERAL INVENTORY LATAM PAWN PAWN COLLATERAL INVENTORY CONSOLIDATED PAWN 67% 32% 56% 13% 24%50% 56% 32% 50% 15% 24%51% As of 03/31/2022 Pawn Collateral and Inventory Composition

— FIRSTCASH HOLDINGS, INC. 66 123 282 595 906 2,085 2,679 2,829 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – Q1_2022 10 FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA PRIMARY LONG-TERM BUSINESS PLAN IS TO CONTINUE GROWING PAWN REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND INCREASING REVENUE AND OPERATING PROFITS IN EXISTING STORES FirstCash Pawn Segment History  1,031 PAWN STORES HAVE BEEN OPENED OR ACQUIRED Over the Last 5+ Years OVER 250 STORES ADDED SINCE 2020 146 TOTAL STORE OPENINGS AND 108 ACQUIRED As of 03/31/2022

— FIRSTCASH HOLDINGS, INC. 11 — REPLACING TAKE  MAKE  DISPOSE WITH BUY USE RETURN NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” PAWNSHOPS PIONEERED CIRCULAR ECONOMY INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS SAFE ENVIRONMENT ESG: Sustainability is Core to FirstCash

— FIRSTCASH HOLDINGS, INC. 12 CUSTOMER AND EMPLOYEE PROTECTIONS — STRICT COVID-19 SAFETY PROTOCOLS — ROBUST CONSUMER AND CORPORATE COMPLIANCE PROGRAMS — PRIVACY AND DATA PROTECTION POLICIES EMPLOYEE EMPOWERMENT — EMPLOYEE-TRAINING PROGRAMS THAT PROMOTE CUSTOMER SERVICE AND PROFESSIONALISM — SPECIALIZED SKILL TRAINING PROGRAMS IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE — PROFIT SHARING PROGRAMS WHICH PAY ON AVERAGE 4-5% OF GROSS PROFIT DIRECTLY TO EMPLOYEES DIVERSE WORKPLACE 56% 44% 53% 47% ALL EMPLOYEES MANAGEMENT GLOBAL GENDER WOMEN MEN 65% 35% 70% 30% ALL EMPLOYEES MANAGEMENT U.S. RACE & ETHNICITY DIVERSE NON-DIVERSE — All Demographics as of December 31, 2021 ESG: Commitment to Social Responsibility

— FIRSTCASH HOLDINGS, INC. Domestic Pawn Segment 13 SEATTLE, WASHINGTON USA OVER 1,000 U.S. LOCATIONS IN 25 STATES AND THE DISTRICT OF COLUMBIA o OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS o SIGNIFICANT UNDERBANKED DEMOGRAPHICS o CONTINUED OPPORTUNITIES FOR ACQUISITIONS IN EXISTING MARKETS – HIGHLY FRAGMENTED INDUSTRY – PRIMARILY ROLLUPS OF SMALL INDEPENDENT OPERATORS (1 TO 30 STORES)

— FIRSTCASH HOLDINGS, INC. CONTINUED ATTRACTIVE ACQUISITION OPPORTUNITIES — 46 PAWN STORES ACQUIRED IN 2021 — 28 STORES IN TX, 12 IN FL, 3 IN LA, 2 IN MS AND 1 IN AL 14 U.S. Pawn Segment — Over 1,000 Locations NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 31 27 27 447 6 1 6 26 1 17 25 29 23 23 62 50 439 85 49 24 6 27 MD 29 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS FOURTH QUARTER 2021 COMPANY’S FIRST TWO LOCATIONS IN MISSISSIPPI 28 27 27 22 18 46 0 10 20 30 40 50 2018 2019 2020 2021 U.S. ACQUIRED STORES BY YEAR FOURTH QUARTER 2021 ACQUIRED A CHAIN OF 18 PAWN STORES IN THE U.S. GULF COAST REGION 1,078 RETAIL PAWN STORE LOCATIONS — ACROSS 25 U.S. STATES AND THE DISTRICT OF COLUMBIA As of 03/31/2022

— FIRSTCASH HOLDINGS, INC. U.S. TOTAL PAWN RECEIVABLES — ($ IN MILLIONS) 15 $234 $224 $170 $242 $246 $0 $50 $100 $150 $200 $250 $300 Q 1 Q 2 Q 3 Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 04 /3 0/ 20 Q1 2022 U.S. Pawn Segment Highlights $276 $312 $162 $178 $61 $73 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q1 2021 Q1 2022 Q1 2021 Q1 2022 Q1 2021 Q1 2022 REVENUE NET REVENUE SEGMENT CONTRIBUTION PAWN FEES RETAIL SCRAP SEGMENT CONTRIBUTION SEGMENT CONTRIBUTION REVENUE NET REVENUE +13% +10% +20% Q1 2022 U.S. PAWN SEGMENT RESULTS — ($ IN MILLIONS)

— FIRSTCASH HOLDINGS, INC. 16 Retail Sales Margin and Segment Profit Margin Return on Earning Assets Q1 2022 U.S. Pawn Segment Highlights 122% 138% 148% 174% 170% 168% 0% 50% 100% 150% 200% 250% $0 $200 $400 $600 $800 $1,000 2017 2018 2019 2020 2021 TTM Q1 2022 PAWN FEES RETAIL GP SCRAP GP GP RETURN ON EARNING ASSETS 35% 37% 39% 44% 42% 20% 21% 21% 22% 23% 0% 10% 20% 30% 40% 50% 60% RETAIL SALES MARGIN SEGMENT PRE-TAX PROFIT MARGIN

— FIRSTCASH HOLDINGS, INC. Latin America Pawn Segment — Mexico, Guatemala, Colombia and El Salvador 17 OVER 1,750 LATIN AMERICA LOCATIONS IN FOUR COUNTRIES o LATIN AMERICA CONTINUES TO BE THE SIGNIFICANT STORE GROWTH VEHICLE o SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION o RUNWAY FOR CONTINUED STORE OPENINGS AND STRATEGIC ACQUISITIONS MONTERREY, NUEVO LEON MEXICO

— FIRSTCASH HOLDINGS, INC. $196 $227 $255 $289 $343 $288 $319 $326 $196 $263 $299 $343 $407 $369 $396 $404 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2015 2016 2017 2018 2019 2020 2021 TTM Q1 2022 Net Revenue, USD $ CC Net Revenue, 2015 MXN @ 15.85 18 FirstCash LatAm Growth — Net Revenue and Store Count NET REVENUE GROWTH STORE COUNT GROWTH 737 955 999 1,379 1,623 1,702 1,744 1,751 2015 2016 2017 2018 2019 2020 2021 Q1 2022 AMATITLAN, GUATEMALA — ($ IN MILLIONS)

— FIRSTCASH HOLDINGS, INC. $2.1 $2.0 $1.9 $1.9 $2.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Q 1 Q 2 Q 3 Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 04 /3 0/ 22 MEXICO TOTAL PAWN RECEIVABLES — (PESO $ IN BILLIONS) 19 Q1 2022 LatAm Pawn Segment Highlights $132 $156 $72 $79 $26 $30 $0 $25 $50 $75 $100 $125 $150 $175 $200 Q1 2021 Q1 2022 Q1 2021 Q1 2022 Q1 2021 Q1 2022 REVENUE NET REVENUE SEGMENT CONTRIBUTION PAWN FEES RETAIL SCRAP SEGMENT CONTRIBUTION SEGMENT CONTRIBUTION REVENUE NET REVENUE +18% +10% +15% Q1 2022 LATAM PAWN SEGMENT RESULTS — (USD $ IN MILLIONS)

— FIRSTCASH HOLDINGS, INC. 196% 185% 178% 193% 195% 194% 0% 50% 100% 150% 200% 250% $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021 TTM Q1 2022 PAWN FEES RETAIL GP SCRAP GP GP RETURN ON EARNING ASSETS 36% 37% 35% 38% 36% 22% 22% 21% 19% 19% 0% 10% 20% 30% 40% 50% RETAIL SALES MARGIN SEGMENT PRE-TAX PROFIT MARGIN 20 Retail Sales Margin and Segment Profit Margin Return on Earning Assets Q1 2022 LatAm Pawn Segment Highlights

RETAIL POS PAYMENT SOLUTIONS OPERATIONS NASDAQ: FCFS 21 — FIRSTCASH HOLDINGS, INC.

— FIRSTCASH HOLDINGS, INC.

Retail POS Payment Solution Overview

PAYMENT SOLUTIONS FOR ALL 50 STATES

LEASE TO OWN | RETAIL INSTALLMENT | BANK LOANS

APPLY – IN STORE OR ONLINE

AVAILABLE AT SELECT LEADING RETAILERS

INSTANT DECISIONS – TOTAL TRANSPARENCY

DECISIONS ARE ISSUED QUICKLY UPON REVIEW OF APPLICATION

TAKE ITEMS HOME – SAME DAY!

CUSTOMERS TAKE ITEMS HOME SAME DAY OR ARRANGE FOR DELIVERY

AUTO-PAYMENTS – PAY AS YOU GO

AUTO-PAY MANAGED ONLINE BY THE CUSTOMER

ORIGINATIONS[1] BY PRODUCT CATEGORY


AUTOMOTIVE
15%
JEWELRY
5%
61%
FURNITURE
19%
OTHER

[1] 2021 proforma originations

22

FirstCash

— FIRSTCASH HOLDINGS, INC. Retail POS Payment Solutions RETAIL POS PAYMENT SOLUTIONS BUSINESS LINE PROVIDED BY AFF FOCUSES ON LTO PRODUCTS AND FACILITATING OTHER RETAIL FINANCING PAYMENT OPTIONS ACROSS A LARGE NETWORK OF TRADITIONAL AND E-COMMERCE MERCHANT PARTNERS NATIONWIDE NETWORK OF APPROXIMATELY 6,900 ACTIVE RETAIL MERCHANT PARTNER LOCATIONS IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO RETAIL PARTNERS PROVIDE CONSUMER GOODS AND SERVICES TO THEIR CUSTOMERS AND USE AFF’S LTO AND RETAIL FINANCE SOLUTIONS TO FACILITATE PAYMENT SOLUTIONS AFF IS ONE OF THE LARGEST OMNI-CHANNEL PROVIDERS OF “NO CREDIT REQUIRED” PAYMENT OPTIONS 23

— FIRSTCASH HOLDINGS, INC. 24 Expanded Product Offerings Enhance FirstCash’s Core Pawn Business ADDING LTO PAYMENT OPTION TO EXISTING PAWN RETAIL PAYMENT OPTIONS POTENTIAL FOR AFF CUSTOMERS TO RETURN LEASED MERCHANDISE AT FIRSTCASH PAWN LOCATIONS LONGER TERM, FIRSTCASH EXPECTS TO EXPLORE OPPORTUNITIES FOR POTENTIAL LTO AND RETAIL FINANCE PRODUCTS IN LATAM SIGNIFICANTLY DIVERSIFYING FIRSTCASH’S BUSINESS AND PROVIDING A NEW SOURCE OF REVENUE GROWTH 80% 11% 5%4% PAWN LEASE TO OWN RETAIL INSTALLMENT BANK LOAN CONSOLIDATED NET REVENUE (ADJUSTED) 2022 COMPANY FORECAST

— FIRSTCASH HOLDINGS, INC.

Q1 2022 AFF POS Payment Solutions Segment Highlights

Q1 2022 POS Payment Solutions Segment Results — $ IN MILLIONS


+34%
6,900
Q1 2021
Q1 2022
DOOR COUNT
+47%
$378
FIN. REC.
LTO MERCHANDISE
FIN. REC.
LTO MERCHANDISE
Q1 2021
Q1 2022
OUTSTANDING CUSTOMER BALANCES[1]
+16%
$185
Q1 2021
Q1 2022
GROSS TRANSACTION VOLUME

REVENUES

- SEGMENT REVENUES FROM LTO FEES AND CONSUMER FINANCE RECEIVABLES FOR THE FIRST QUARTER OF 2022 TOTALED $192 MILLION ON A GAAP BASIS, OR $209 MILLION ON AN ADJUSTED BASIS, WHICH EXCLUDES THE IMPACTS OF PURCHASE ACCOUNTING

PRE-TAX OPERATING INCOME

- SEGMENT PRE-TAX OPERATING INCOME FOR THE FIRST QUARTER OF 2022 TOTALED $5 MILLION ON A GAAP BASIS, OR $25 MILLION ON AN ADJUSTED BASIS, EXCLUDING CERTAIN NON-CASH PURCHASE ACCOUNTING IMPACTS

CONTINUED GROWTH

- AFF CONTINUED TO GROW MARKET SHARE IN THE RETAIL POS PAYMENT SOLUTIONS SPACE WITH A 34% INCREASE IN DOOR COUNT AND 16% GROWTH IN GROSS TRANSACTION VOLUMES COMPARED TO THE SAME POINT LAST YEAR

[1] Excludes impact of purchase accounting. See reconciliation of non-GAAP financial measures elsewhere in this presentation

25

FirstCash

FINANCIAL HIGHLIGHTS NASDAQ: FCFS 26 — FIRSTCASH HOLDINGS, INC. EVERETT, WASHINGTON USA

— FIRSTCASH HOLDINGS, INC. $165 $107 $125 $119 $168 $125 $161 $183 $0 $50 $100 $150 $200 2019 2020 2021 TTM Q1 2022 Net Income Net Income Adjusted Net Income1 $3.81 $2.56 $3.04 $2.80 $3.89 $3.01 $3.94 $4.27 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 2019 2020 2021 TTM Q1 2022 Earnings Per Share EPS Adjusted EPS1 $1,864 $1,631 $1,699 $1,951$1,701 $1,969 $0 $500 $1,000 $1,500 $2,000 $2,500 2019 2020 2021 TTM Q1 2022 Revenue Revenue Adjusted Revenue 27 Consolidated Operating Results — $ in Millions, Except per Share Amounts 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 1

— FIRSTCASH HOLDINGS, INC. $299 $214 $244 $258 $304 $237 $290 $325 $0 $100 $200 $300 $400 2019 2020 2021 TTM Q1 2022 EBITDA EBITDA Adjusted EBITDA 28 Consolidated Operating Results — $ in Millions $232 $222 $223 $274 $0 $50 $100 $150 $200 $250 $300 2019 2020 2021 TTM Q1 2022 Operating Cash Flow OPERATING CASH FLOW $222 $292 $102 $131 $223 $293 $114 $143 $0 $50 $100 $150 $200 $250 $300 $350 2019 2020 2021 TTM Q1 2022 Free Cash Flow Free Cash Flow Adjusted Free Cash Flow 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 1 11

— FIRSTCASH HOLDINGS, INC. $2,439 $2,372 $3,836 $3,743 $0 $1,500 $3,000 $4,500 2019 2020 2021 Q1 2022 Total Assets TOTAL ASSETS 29 Consolidated Operating Results — $ in Millions $603 $542 $451 $591 $260 $603 $542 $451 $851 $0 $200 $400 $600 $800 $1,000 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Earning Assets PAWN ASSETS POS PAYMENT SOLUTIONS ASSETS $588 $557 $1,189 $1,155 1.9 2.4 4.1 3.5 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2019 2020 2021 TTM Q1 2022 Net Debt & Leverage Ratio Net Debt Net Debt to Adj. EBITDA 1 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

— FIRSTCASH HOLDINGS, INC. $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.30 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $1.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 2022 RUN-RATE QUARTER 1 QUARTER 2 QUARTER 3 QUARTER 4 30 Cash Dividends & Share Repurchases CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM As of 03/31/2022 $93 $275 $114 $107 $50 $72 $93 $368 $482 $588 $638 $710 $0 $100 $200 $300 $400 $500 $600 $700 $800 2017 2018 2019 2020 2021 Q1 2022 SH AR E R E PU RC H AS ES (M IL LI O N S) ANNUAL REPURCHASES – CURRENT YEAR

— FIRSTCASH HOLDINGS, INC. 31 Growth Investments & Shareholder Payouts THE LAST 10+ YEARS (SINCE 2009) — $ IN MILLIONS $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 CUMULATIVE TOTAL $3.0 BILLION $625 $1,199 $1,141 STOCK REPURCHASES & DIVIDENDS ‒ 14,638,132 SPLIT-ADJUSTED SHARES REPURCHASED ‒ $248 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITIONS ‒ 283 PAWN STORES ACQUIRED IN U.S. ‒ 869 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ $462M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 787 DE NOVO STORE OPENINGS ‒ 254 PROPERTIES PURCHASED (SINCE 2009) ‒ 260 PROPERTIES CURRENTLY OWNED As of 03/31/2022

— FIRSTCASH HOLDINGS, INC. 32 PAWN FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT PAWN FOCUSED BUSINESS MODEL, WITH LIMITED CREDIT RISK PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH ROLL-UP ACQUISITIONS ‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED ‒ ADDITIONAL GROWTH EXPECTED FROM RETAIL POS PAYMENT SOLUTION REVENUES STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… INVESTMENT RECAP

APPENDIX SECTION NASDAQ: FCFS 33 — FIRSTCASH HOLDINGS, INC. TECAMACHALCO, PUEBLA MEXICO

— FIRSTCASH HOLDINGS, INC.

Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures

	Y/E 2019	Y/E 2020	Y/E 2021	T12M Q1 2022
Net Income	$164,618	$106,579	$124,909	$119,199
Income Taxes	59,993	37,120	41,593	38,041
Depreciation and Amortization	41,904	42,105	45,906	60,836
Interest Expense	34,035	29,344	32,386	41,377
Interest Income	(1,055)	(1,540)	(696)	(1,214)
EBITDA	$299,495	$213,608	$244,098	$258,239
ADJUSTMENTS:				
Merger and Acquisition Expenses	1,766	1,316	15,449	15,948
Non-Cash Foreign Currency (Gain) Loss Related to Lease liability	(933)	1,249	644	(650)
AFF Purchase Accounting Adjustments, Net[1]	—	—	28,491	51,593
Impairments and Dispositions of Certain Other Assets	3,454	9,064	949	248
Loss on Extinguishment of Debt	—	11,737	—	0
ADJUSTED EBITDA	$303,782	$236,974	$289,631	$325,378

[1] Excludes $2.1 million and $16.2 million of amortization expense related to identifiable intangible assets as a result of the AFF Acquisition for the twelve months ended December 31, 2021 and March 31, 2022, which is already included in the add back of depreciation and amortization to calculate EBITDA.

	Y/E 2019	Y/E 2020	Y/E 2021	T12M Q1 2022
Total Revenue, as Reported	$1,864,439	$1,631,284	$1,698,965	$1,950,865
ADJUSTMENTS:				
AFF Purchase Accounting Adjustments	0	0	2,112	18,285
ADJUSTED TOTAL REVENUE	$1,864,439	$1,631,284	$1,701,077	$1,969,150

	Y/E 2019	Y/E 2020	Y/E 2021	T12M Q1 2022
Cash Flow From Operating Activities	$231,596	$222,264	$223,304	$274,275
Cash Flow From Investing Activities:				
Pawn Loans, Net[2]	21,650	105,418	(73,340)	(98,351)
Finance Receivables, Net	12,756	1,590	(5,844)	(5,783)
Purchase of Furniture, Fixtures, Equipment and Improvements	(44,311)	(37,543)	(42,022)	(39,559)
FREE CASH FLOW	$221,691	$291,729	$102,098	$130,582
Merger and Acquisition Expenses Paid, Net of Tax Benefit	1,276	991	11,872	12,267
ADJUSTED FREE CASH FLOW	$222,967	$292,720	$113,970	$142,849

[2] Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral.

34

FirstCash

— FIRSTCASH HOLDINGS, INC.

Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures (cont.)

	Year Ended December 31,						T12M	
	2019		2020		2021		Q1 2022	
	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share
Net Income and Diluted Earnings per Share, as Reported	$164,618	$3.81	$106,579	$2.56	$124,909	$3.04	$119,199	$2.80
Adjustments, Net of Tax:								
Merger and Acquisition Expenses	1,276	0.03	991	0.02	11,872	0.29	12,267	0.30
Non-Cash Foreign Currency (Gain) Loss Related to Lease liability	(653)	(0.01)	874	0.02	451	0.01	(454)	(0.01)
AFF Purchase Accounting Adjustments, Net	—	—	—	—	23,517[1]	0.58	52,220[2]	1.18
Impairments and Dispositions of Certain Other Assets	2,659	0.06	6,979	0.17	730	0.02	190	—
Loss on Extinguishment of Debt	—	—	9,037	0.22	—	—	—	—
Accrual of pre-merger Cash America income tax liability	—	—	693	0.02	—	—	—	—
Adjusted Net Income	$167,900	$3.89	$125,153	$3.01	$161,479	$3.94	$183,422	$4.27

[1] Includes $34.1 million related to the establishment of the initial allowance for expected lifetime credit losses for purchased AFF finance receivables that are not considered credit deteriorated (non-PCD loans), which is recorded as an expense in the provision for loan losses, $1.6 million related to the amortization of acquired intangible assets and $1.6 million related to other non-cash purchase accounting adjustments, partially offset by the $13.8 million gain on revaluation of AFF contingent acquisition consideration (all shown net of tax)

[2] Includes $34.1 million related to the establishment of the initial allowance for expected lifetime credit losses for purchased AFF finance receivables that are not considered credit deteriorated (non-PCD loans), which is recorded as an expense in the provision for loan losses, $13.8 million related to the amortization of purchase accounting adjustments to record acquired finance receivables at fair value, $12.5 million related to the amortization of acquired intangible assets and $3.6 million related to the amortization of purchase accounting adjustments to record acquired leased merchandise at fair value, partially offset by the $11.8 million gain on revaluation of AFF contingent acquisition consideration (all shown net of tax)

	As of March 31, 2022		
	As Reported (GAAP)	Adjustments	Adjusted (Non-GAAP)
Leased Merchandise, Before Allowance for Lease Losses[3]	$159,511	$32,327	$191,838
Less Allowance for Lease Losses	(40,364)	(35,664)	(76,028)
Leased Merchandise, Net	$119,147	($3,337)	$115,810

[3] As reported acquired leased merchandise was recorded at fair value (which includes estimates for charge-offs) in conjunction with purchase accounting. Adjustment represents the difference between the original depreciated cost and fair value of the remaining acquired leased merchandise

	As of March 31, 2022		
	As Reported (GAAP)	Adjustments	Adjusted (Non-GAAP)
Finance Receivables, Before Allowance for Loan Losses[4]	$212,813	($26,484)	$186,329
Less Allowance for Loan Losses	(72,332)	—	(72,332)
Finance Receivables, Net	$140,481	($26,484)	$113,997

[4] As reported acquired finance receivables was recorded at fair value in conjunction with purchase accounting. Adjustment represents the difference between the original amortized cost basis and fair value of the remaining acquired finance receivables

35

FirstCash

— FIRSTCASH HOLDINGS, INC. 36 THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, ADJUSTED RETAIL POS PAYMENT SOLUTIONS SEGMENT METRICS AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS, WHICH INCLUDE THE COMPANY’S TRANSACTION EXPENSES INCURRED IN CONNECTION WITH ITS ACQUISITION OF AFF. IN ADDITION, THE COMPANY DOES NOT CONSIDER THESE MERGER AND ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S. DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. IN CONJUNCTION WITH THE CASH AMERICA MERGER IN 2016, THE COMPANY RECORDED CERTAIN LEASE INTANGIBLES RELATED TO ABOVE OR BELOW MARKET LEASE LIABILITIES OF CASH AMERICA WHICH ARE INCLUDED IN THE OPERATING LEASE RIGHT OF USE ASSET ON THE CONSOLIDATED BALANCE SHEETS. AS THE COMPANY CONTINUES TO OPPORTUNISTICALLY PURCHASE REAL ESTATE FROM LANDLORDS AT CERTAIN CASH AMERICA STORES, THE ASSOCIATED LEASE INTANGIBLE, IF ANY, IS WRITTEN-OFF AND GAIN OR LOSS IS RECOGNIZED. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE GAINS OR LOSSES GIVEN THE VARIABILITY IN SIZE AND TIMING OF THESE TRANSACTIONS AND BECAUSE THEY ARE NON-CASH, NON-OPERATING GAINS OR LOSSES. THE COMPANY BELIEVES THIS IMPROVES COMPARABILITY OF OPERATING RESULTS FOR CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. — PLEASE REFERENCE THE FORM 10-K FILED ON 02/28/2022 FOR FURTHER EXPLANATION Non-GAAP Financial Information

— FIRSTCASH HOLDINGS, INC. 37 CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD- OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. Constant Currency

NASDAQ: FCFS 38 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 — FIRSTCASH HOLDINGS, INC.